Exhibit 10.1

AMENDMENT NUMBER 2 TO THE REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NUMBER 2 TO THE REGISTRATION RIGHTS AGREEMENT, dated as of February 20, 2009 (this “Amendment”), is entered into by and among China Valves Technology, Inc., a Nevada corporation (the “Company”) and the purchasers identified on the signature page hereto (the “Purchasers”).  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement (as defined below).

BACKGROUND

The Company and the Investors (including the Purchasers) are parties to that certain Registration Rights Agreement, dated as of August 26, 2008 (the “Registration Rights Agreement”).  The parties to this Amendment wish to amend certain provisions of the Registration Rights Agreement as set forth in this Amendment.  Section 6(f) of the Registration Rights Agreement provides that no provision of the Registration Rights Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  This Amendment constitutes a written agreement signed by the necessary parties in order to effectuate the amendments to the Registration Rights Agreement specified below.  For purposes of clarity, each Purchaser signatory hereto is executing this Amendment on behalf of itself, and not on behalf of any other Investor.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

amendments

Amendment.  The parties hereto agree that the Registration Rights Agreement shall be amended as set forth in this Section 1.1.

The definition of "Effectiveness Date" in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of: (i) February 28, 2009,  and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments; (b) with respect to any additional Registration Statements required to be filed pursuant to Section 2(a), the earlier of: (i) the 120th day following the applicable Filing Date for such additional Registration Statement(s) and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement(s) will not be reviewed or is no longer subject to further review; (c) with respect to any additional Registration Statements required to be filed solely due to SEC Restrictions, the earlier of: (i) the 120th day following the applicable Restriction Termination Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments; (d) with respect to a Registration Statement required to be filed under Section 2(c), the earlier of: (i) the 90th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (d)(i) shall be the 120th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments; (e) with respect to a Registration Statement required to be filed under Section 2(d), the earlier of: (i) the 90th day following the 2008 Delivery Date; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (e)(i) shall be the 135th day following the 2008 Delivery Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, (f) with respect to a Registration Statement required to be filed under Section 2(e), the earlier of: (i) the 90th day following the 2009 Delivery Date; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (f)(i) shall be the 135th day following the 2009 Delivery Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and (g) with respect to a Registration Statement required to be filed under Section 2(f), the earlier of: (i) the 90th day following the 2010 Delivery Date; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (f)(i) shall be the 135th day following the 2010 Delivery Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.”

Full Force and Effect.  For the avoidance of doubt, all other provisions of the Registration Rights Agreement shall remain in full force and effect.

MISCELLANEOUS

Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Entire Agreement. This Amendment along with the Registration Rights Agreement and the other Transaction Documents contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA VALVES TECHNOLOGY, INC.

/s/ Siping Fang

Name:  Siping Fang

Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

NAMES OF PURCHASERS:

THE PINNACLE FUND, L.P.
By: Pinnacle Advisers, L.P., its general partner
By: Pinnacle Fund Management, LLC, its general partner

/s/ Barry M. Kitt
Barry M. Kitt, its sole member

PINNACLE CHINA FUND, L.P.
By: Pinnacle China Advisers, L.P., its general partner
By: Pinnacle China Management, LLC, its general partner
By: Kitt China Management, LLC, its manager

/s/ Barry M. Kitt
Barry M. Kitt, its manager

5